Exhibit 99.2
Third Quarter 2024 Financial Results
NOVEMBER 12, 2024

Telos Corporation Reports $23.8 Million of Revenue, 13.2% GAAP Gross Margin, and 44.0% Cash Gross Margin; Forecasts Sequential Revenue Growth in 4Q 2024 and Significant Year-Over-Year Revenue Growth in 2025

Third Quarter Financial Summary
•Delivered $23.8 million of revenue, including $18.3 million or 77% from Security Solutions and $5.5 million or 23% from Secure Networks
•Security Solutions delivered sequential revenue growth driven by the accelerating ramp of TSA PreCheck® enrollment locations; Expanded network of enrollment centers to 173 locations; Expect to reach 500 locations in 2025
•Assessed cost structure and investment priorities during the third quarter; Implemented a restructuring plan to eliminate cost and reallocate resources to high-growth programs in Security Solutions; Discontinued the development and/or sale of selected solutions or parts of solutions that were not generating acceptable returns
•Restructuring and assessment of intangible assets resulted in an $11.7 million non-cash impairment of capitalized software assets (including $5.3 million in cost of sales), and a $1.4 million restructuring charge (including $0.4 million in cost of sales)
•Generated 13.2% GAAP gross margin; Excluding $5.7 million of impairment and restructuring charges in cost of sales, gross margin was 37.3% and above the top end of the guidance range
•Cash gross margin was 44.0%, representing the highest quarterly cash gross margin since the Company’s IPO in 2020
•GAAP net loss was $28.1 million; Adjusted EBITDA loss was $4.1 million and above the top end of the guidance range
•Cash flow from operations and free cash flow both improved sequentially
Outlook
•Fourth Quarter Guidance: Revenues of $24.5 million - $26.5 million, representing 3% - 11% sequential revenue growth; Adjusted EBITDA loss of $4.5 million to $3.5 million1
•Expecting significant year-over-year revenue growth in 2025 primarily due to large programs ramping in Security Solutions

1Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided a reconciliation to the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, reconciliation of forward-looking Adjusted EBITDA is not available without unreasonable effort.

Third Quarter 2024 Financial Highlights
	Three Months Ended
	September 30, 2024	September 30, 2023
	(in millions, except per share data)
Revenue	$23.8	$36.2
Gross Profit	$3.1	$13.0
Gross Margin	13.2%	36.0%
Adjusted Gross Profit [1]	$9.0	$13.1
Adjusted Gross Margin [1]	37.8%	36.2%
Cash Gross Profit [1]	$10.5	$15.0
Cash Gross Margin [1]	44.0%	41.5%
GAAP Net Loss	$(28.1)	$(8.7)
Adjusted Net Loss [1]	$(7.1)	$(4.7)
EBITDA[1]	$(26.1)	$(6.5)
Adjusted EBITDA [1]	$(4.1)	$(1.3)
Adjusted EBITDA Margin [1]	(17.4)%	(3.5)%
GAAP EPS	$(0.39)	$(0.12)
Adjusted EPS [1]	$(0.10)	$(0.07)
Weighted-average Shares of Common Stock Outstanding	$72.3	$69.6
Cash Flow from Operations	$(7.1)	$0.8
Free Cash Flow [1]	$(9.9)	$(3.0)
1 Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Net Loss, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
Forward-Looking Statements
This press release contains forward-looking statements which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.
Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.
Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP financial measures of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted Earnings Per Share ("EPS"), Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin and Free Cash Flow are useful in evaluating our operating and cash flow performance. We believe that this non-GAAP financial information, when taken collectively with our GAAP results, may be helpful to readers of our financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.

Telos believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss and Adjusted EPS provide the Board of Directors, management and investors with a clear representation of the Company’s core operating performance and trends, provide greater visibility into the long-term financial performance of the Company, and eliminate the impact of items that do not relate to the ongoing operating performance of the business. Further, Adjusted EBITDA is used by the Board of Directors and management to prepare and approve the Company’s annual budget, and to evaluate the performance of certain management personnel when determining incentive compensation. Adjusted Gross Profit, Cash Gross Profit, Adjusted Gross Margin and Cash Gross Margin provide management and investors a clear representation of the core economics of gross profit and gross margin without the impact of non-cash expenses and sunk costs expended. Telos uses Free Cash Flow to understand the cash flows that directly correspond with our operations and the investments the Company must make in those operations, using a methodology that combines operating cash flows and capital expenditures. Further, Free Cash Flow may be useful to management and investors in evaluating the Company's operating and cash flow performance and liquidity, and to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating and cash performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow are supplemental measures of operating and cash flow performance that are not made under GAAP and do not represent, and should not be considered as an alternative to gross profit, gross margin, net (loss) income, earnings per share or net cash flows (used in) provided by operating activities, as determined by GAAP.
The Company defines EBITDA as net (loss) income, adjusted for non-operating (income) expense, interest expense, provision for (benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines EBITDA Margin, as EBITDA as a percentage of total revenue. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Loss as net (loss) income, adjusted for non-operating (income) expense, stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines Adjusted EPS as Adjusted Net Loss divided by the weighted-average number of common shares outstanding for the period. The Company defines Adjusted Gross Profit as gross profit, plus stock-based compensation expense, impairment loss on intangible assets, restructuring expenses, as well as non-recurring items charged under cost of sales. The Company defines Adjusted Gross Margin as a Adjusted Gross Profit as a percentage of total revenue. The Company defines Cash Gross Profit as Adjusted Gross Profit, plus depreciation and amortization. The Company defines Cash Gross Margin as Cash Gross Profit as a percentage of total revenue. Free Cash Flow is defined as net cash (used in) provided by operating activities, less net purchases of property and equipment, and capitalized software development costs.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, each of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash and non-cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin nor Free Cash Flow should be considered as a replacement for gross profit, gross margin, net (loss) income, earnings per share, or net cash flows (used in) provided by operating activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.

About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

	(in thousands, except per share amounts)
Revenue – Security Solutions	$18,332	$19,795	$54,839	$56,764
Revenue – Secure Networks	5,451	16,391	27,061	47,555
Total revenue	23,783	36,186	81,900	104,319
Cost of sales – Security Solutions (excluding impairment loss, depreciation and amortization)	9,201	8,498	26,505	25,304
Cost of sales – Secure Networks (excluding impairment loss, depreciation and amortization)	4,616	12,730	21,444	37,870
Impairment loss on intangible assets	5,333	—	5,333	—
Depreciation and amortization	1,490	1,945	4,807	2,291
Total cost of sales	20,640	23,173	58,089	65,465
Gross profit	3,143	13,013	23,811	38,854
Operating expenses:
Research and development expenses	2,409	2,805	7,038	8,284
Selling, general and administrative expenses	23,225	19,552	56,346	62,351
Impairment loss on intangible assets	6,373	349	6,373	349
Total operating expenses	32,007	22,706	69,757	70,984
Operating loss	(28,864)	(9,693)	(45,946)	(32,130)
Other income	983	1,222	3,299	5,367
Interest expense	(157)	(178)	(492)	(611)
Loss before income taxes	(28,038)	(8,649)	(43,139)	(27,374)
Provision for income taxes	(17)	(23)	(51)	(68)
Net loss	$(28,055)	$(8,672)	$(43,190)	$(27,442)

Net loss per share:
Basic	$(0.39)	$(0.12)	$(0.60)	$(0.40)
Diluted	$(0.39)	$(0.12)	$(0.60)	$(0.40)

Weighted-average shares outstanding:
Basic	72,309	69,571	71,654	69,062
Diluted	72,309	69,571	71,654	69,062

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30, 2024	December 31, 2023

	(in thousands, except per share and share data)
Assets:
Cash and cash equivalents	$69,762	$99,260
Accounts receivable, net	14,881	30,424
Inventories, net	1,406	1,420
Prepaid expenses	12,017	7,520
Other current assets	1,253	1,367
Total current assets	99,319	139,991
Property and equipment, net	3,572	3,457
Finance lease right-of-use assets, net	5,696	6,612
Operating lease right-of-use assets, net	673	216
Goodwill	17,922	17,922
Intangible assets, net	29,627	39,616
Other assets	9,520	885
Total assets	$166,329	$208,699
Liabilities and Stockholders' Equity
Liabilities:
Accounts payable and other accrued liabilities	$6,289	$13,750
Accrued compensation and benefits	9,277	14,569
Contract liabilities	6,779	6,728
Finance lease obligations – current portion	1,839	1,730
Operating lease obligations – current portion	205	97
Other current liabilities	2,904	2,324
Total current liabilities	27,293	39,198
Finance lease obligations – non-current portion	8,126	9,518
Operating lease obligations – non-current portion	472	123
Deferred income taxes	849	813
Other liabilities	106	44
Total liabilities	36,846	49,696
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 72,380,609 shares and 70,239,890 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	111	109
Additional paid-in capital	447,513	433,781
Accumulated other comprehensive loss	(124)	(60)
Accumulated deficit	(318,017)	(274,827)
Total stockholders’ equity	129,483	159,003
Total liabilities and stockholders’ equity	$166,329	$208,699

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

	(in thousands)
Cash flows from operating activities:
Net loss	$(28,055)	$(8,672)	$(43,190)	$(27,442)
Adjustments to reconcile net loss to cash used in operating activities:
Stock-based compensation	8,814	5,218	14,017	22,462
Depreciation and amortization	2,748	2,866	9,368	5,987
Impairment loss on intangible assets	11,706	349	11,706	349
Deferred income tax provision	13	13	37	37
Accretion of discount in acquisition holdback	—	—	—	2
Loss on disposal of fixed assets	(13)	—	(13)	1
(Recovery from) provision for doubtful accounts	4	11	(28)	128
Amortization of debt issuance costs	17	16	52	51
Gain on early extinguishment of other financing obligations	—	—	—	(1,427)
Changes in other operating assets and liabilities:
Accounts receivable	2,293	8,855	15,571	14,517
Inventories	(37)	782	14	1,893
Prepaid expenses, other current assets, other assets	(7,255)	(661)	(10,049)	(4,106)
Accounts payable and other accrued payables	(398)	(8,687)	(8,161)	(14,942)
Accrued compensation and benefits	701	2,731	(5,266)	2,496
Contract liabilities	996	(363)	52	(670)
Other current liabilities	1,386	(1,612)	470	(2,703)
Net cash (used in) provided by operating activities	(7,080)	846	(15,420)	(3,367)
Cash flows from investing activities:
Capitalized software development costs	(2,789)	(3,762)	(9,104)	(11,960)
Purchase of investment	—	—	(3,000)	—
Purchases of property and equipment	(49)	(80)	(381)	(350)
Net cash used in investing activities	(2,838)	(3,842)	(12,485)	(12,310)
Cash flows from financing activities:
Payments under finance lease obligations	(441)	(405)	(1,283)	(1,180)
Payment of tax withholding related to net share settlement of equity awards	(27)	(92)	(457)	(1,676)
Proceeds from exercise of stock options	45	—	149	—
Payment of DFT holdback amount	—	—	—	(564)
Repurchase of common stock	—	—	—	(139)
Payments for debt issuance costs	—	—	—	(114)
Net cash used in financing activities	(423)	(497)	(1,591)	(3,673)
Net change in cash, cash equivalents, and restricted cash	(10,341)	(3,493)	(29,496)	(19,350)
Cash, cash equivalents, and restricted cash, beginning of period	80,241	103,581	99,396	119,438
Cash, cash equivalents, and restricted cash, end of period	$69,900	$100,088	$69,900	$100,088

NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of Net Loss and Net Loss Margin to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(28,055)	(118.0) %	$(8,672)	(24.0) %	$(43,190)	(52.8) %	$(27,442)	(26.3) %
Other income	(983)	(4.1) %	(1,222)	(3.4) %	(3,299)	(4.0) %	(5,367)	(5.1) %
Interest expense	157	0.6%	178	0.5%	492	0.6%	611	0.6%
Provision for income taxes	17	0.1%	23	0.1%	51	0.1%	68	0.1%
Depreciation and amortization (3)	2,748	11.6%	3,215	8.9%	9,368	11.4%	6,336	6.0%
EBITDA (Non-GAAP)	(26,116)	(109.8) %	(6,478)	(17.9) %	(36,578)	(44.7) %	(25,794)	(24.7) %
Stock-based compensation expense (1)	8,814	37.1%	5,218	14.4%	14,017	17.1%	22,462	21.5%
Impairment loss on intangible assets (3)	11,706	49.2%	—	— %	11,706	14.3%	—	— %
Restructuring expenses (2)	1,447	6.1%	—	— %	1,437	1.8%	1,197	1.2%
Adjusted EBITDA (Non-GAAP)	$(4,149)	(17.4) %	$(1,260)	(3.5) %	$(9,418)	(11.5) %	$(2,135)	(2.0) %
(1) The stock-based compensation expense to EBITDA is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $8.4 million and $12.4 million for the three and nine months ended September 30, 2024, respectively, and $5.2 million and $18.6 million, for the three and nine months ended September 30, 2023, respectively. Stock-based compensation (adjustments) expense from other sources was $0.5 million and $1.6 million for the three and nine months ended September 30, 2024, respectively. No stock-based compensation from other sources was recorded for the three months ended September 30, 2023, while $3.8 million was recorded for the nine months ended September 30, 2023. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out of quarter adjustments to this add back to Adjusted EBITDA.
(2) The restructuring expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.
(3) Due to its immaterial amount, the impairment loss on intangible assets of $0.3 million for the three and nine months ended September 30, 2023 was reported as part of depreciation and amortization expenses in 2023.

Reconciliation of Net Loss and GAAP EPS to Non-GAAP Adjusted Net Loss and Adjusted EPS
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share

	(in thousands, except per share data)
Net loss	$(28,055)	$(0.39)	$(8,672)	$(0.12)	$(43,190)	$(0.60)	$(27,442)	$(0.40)
Adjustments:
Other income	(983)	(0.01)	(1,222)	(0.02)	(3,299)	(0.05)	(5,367)	(0.08)
Stock-based compensation expense (1)	8,814	0.12	5,218	0.07	14,017	0.20	22,462	0.33
Impairment loss on intangible assets (3)	11,706	0.16	—	—	11,706	0.16	—	—
Restructuring expenses (2)	1,447	0.02	—	—	1,437	0.02	1,197	0.02
Adjusted net loss (Non-GAAP)	$(7,071)	$(0.10)	$(4,676)	$(0.07)	$(19,329)	$(0.27)	$(9,150)	$(0.13)
Weighted-average shares of common stock outstanding, basic	72,309		69,571		71,654		69,062
(1) The stock-based compensation expense to net loss is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $8.4 million and $12.4 million for the three and nine months ended September 30, 2024, respectively, and $5.2 million and $18.6 million, for the three and nine months ended September 30, 2023, respectively. Stock-based compensation (adjustments) expense from other sources was $0.5 million and $1.6 million for the three and nine months ended September 30, 2024, respectively. No stock-based compensation from other sources was recorded for the three months ended September 30, 2023, while $3.8 million was recorded for the nine months ended September 30, 2023. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out of quarter adjustments to this add back to Adjusted Net Loss.
(2) The restructuring expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.
(3) Due to its immaterial amount, the impairment loss on intangible assets of $0.3 million for the three and nine months ended September 30, 2023 was reported as part of depreciation and amortization expenses in 2023.

Reconciliation of Gross Profit to Adjusted Gross Profit and Cash Gross Profit; Gross Margin to Adjusted Gross Margin and Cash Gross Margin
	For the Three Months Ended				For the Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Gross profit	$3,143	13.2%	$13,013	36.0%	$23,811	29.1%	$38,854	37.2%
Adjustments:
Stock-based compensation expense – cost of sales	115	0.5%	73	0.2%	600	0.7%	624	0.6%
Impairment loss on intangible assets – cost of sales	5,333	22.4%	—	—%	5,333	6.5%	—	—%
Restructuring expenses – cost of sales	393	1.7%	—	—%	393	0.5%	—	—%
Adjusted gross profit (Non-GAAP)	8,984	37.8%	13,086	36.2%	30,137	36.8%	39,478	37.8%
Depreciation and amortization – cost of sales	1,490	6.2%	1,945	5.3%	4,807	5.9%	2,291	2.2%
Cash gross profit (Non-GAAP)	$10,474	44.0%	$15,031	41.5%	$34,944	42.7%	$41,769	40.0%

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow
	For the Three Months Ended		For the Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

	(in thousands)
Net cash (used in) provided by operating activities	$(7,080)	$846	$(15,420)	$(3,367)
Adjustments:
Purchases of property and equipment, net	(49)	(80)	(381)	(350)
Capitalized software development costs	(2,789)	(3,762)	(9,104)	(11,960)
Free cash flow (Non-GAAP)	$(9,918)	$(2,996)	$(24,905)	$(15,677)